UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 22, 2009
(May 5, 2009)

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 1.03 “Bankruptcy or Receivership” is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed in the current report on Form 8-K filed on April 1, 2009 by TVI Corporation (the “Company”), on April 1, 2009 (and April 2, 2009 with respect to CAPA Manufacturing Corp. (“CAPA”)), the Company and its wholly owned subsidiaries, Safety Tech International, Inc., Signature Special Events Services, Inc. and CAPA (collectively with the Company, the “Debtors”), filed voluntary petitions seeking relief under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division) (the “Bankruptcy Court”).  The Chapter 11 Cases are being jointly administered under the caption In re TVI Corporation, et al., No. 09-15677.

On May 5, 2009, the Bankruptcy Court entered a final order approving the Agreement for Post-Petition Financing (the “DIP Credit Agreement”), by and among the Debtors and Branch Banking and Trust Company (the “Lender”) and other financing documents by and among the Debtors and Lender, including that certain Third Amended and Restated Revolving Credit Note dated as of April 6, 2009, that certain Second Amended and Restated Term Note dated as of April 6, 2009 and the Amendment to the Commercial Credit Agreement dated as of April 6, 2009 (collectively, the “Financing Documents”).  The DIP Credit Agreement was previously described in the registrant’s current report on Form 8-K filed on April 1, 2009, and the registrant disclosed that the DIP Credit Agreement provides for a revolving credit commitment to the Debtors of up to $19 million.  The proceeds from the loans and other financial accommodations incurred under the DIP Credit Agreement will be used, among other things, to provide the Debtors with working capital for general corporate purposes.  The DIP Credit Agreement contains events of default and includes certain financial covenants.  The above summary of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement and related Financing Documents, copies of which, in the form approved by the Bankruptcy Court, are attached hereto as Exhibits 10.1 through 10.4.

Item 8.01	Other Events.

Monthly Operating Reports

Under the Bankruptcy Code and related rules, we and our subsidiaries are required to file certain information and reports with the Bankruptcy Court.  On May 20, 2009, the Debtors filed with the Bankruptcy Court their unaudited monthly operating reports for the period April 1, 2009 to April 30, 2009 (the “Monthly Operating Reports”).  Copies of the Debtors Monthly Operating Reports are attached hereto as Exhibits 99.1 through 99.4 and are incorporated herein by reference.

The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of the Debtors’ compliance with the monthly reporting requirements of the Bankruptcy Court.  The financial information in the Monthly Operating Reports was not audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.  There can be no assurance that the Monthly Operating Reports are complete.  The Monthly Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Monthly Operating Reports do not include footnotes that would ordinarily be contained in the financial statements in our quarterly and annual reports pursuant to the Exchange Act.  In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company.  Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Bankruptcy Materials

On May 7, 2009, the Debtors, filed certain Schedules of Assets and Liabilities (the “Schedules”) and Statements of Financial Affairs (the “Statements” and, with the Schedules, the “Schedules and Statements”), and Global Notes and Statements of Limitations, Methods and Disclaimer Regarding the Debtors’ Schedules and Statements (the “Global Notes” and with the Schedules and Statements, the “Bankruptcy Materials”) with the Bankruptcy Court.  The Bankruptcy Materials contain unaudited summary financial information relating to the Debtors’ assets and liabilities in the form required under the Bankruptcy Code and the rules and regulations thereunder.  The Bankruptcy Materials are available to the public via the Bankruptcy Court’s Case Management/Electronic Case Filing system at http://ecf.mdb.uscourts.gov and in paper format at the following address: Bankruptcy Clerk’s Office, U.S. Bankruptcy Court 6500 Cherry

Wood Lane, Greenbelt, MD 20770 (telephone number: (301) 344-8018).  Copies of the Bankruptcy Materials are attached hereto as Exhibits 99.5 through 99.16 to this report.

The Bankruptcy Materials contain financial information that has not been audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles.  The information contained in the Bankruptcy Materials has been prepared in accordance with the Bankruptcy Code and the rules and regulations thereunder and was not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtors.  The Bankruptcy Materials also contain information for periods that are shorter or otherwise different from those required by the periodic reporting requirements of the Exchange Act, and the rules and regulations thereunder, and such information may not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder.  Results set forth in the Bankruptcy Materials should not be viewed as indicative of future results.  There can be no assurance that the Bankruptcy Materials are complete.  The Debtors may amend, supplement or otherwise change the information contained in the Bankruptcy Materials at a future date.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	DIP Credit Agreement by and among the Debtors and the Lender dated as of April 6, 2009.
10.2	Third Amended and Restated Revolving Credit Note by and among the Debtors and the Lender dated as of April 6, 2009.
10.3	Second Amended and Restated Term Note by and among the Debtors and the Lender dated as of April 6, 2009.
10.4	Amendment to Commercial Credit Agreement by and among the Debtors and the Lender dated as of April 6, 2009.
99.1	TVI Corporation Monthly Operating Report for the period April 1, 2009 through April 30, 2009.
99.2	Signature Special Event Services, Inc. Monthly Operating Report for the period April 1, 2009 through April 30, 2009.
99.3	CAPA Manufacturing Corp. Monthly Operating Report for the period April 1, 2009 through April 30, 2009.
99.4	Safety Tech International, Inc. Monthly Operating Report for the period April 1, 2009 through April 30, 2009.
99.5	In re TVI Corporation, Case No. 09-15677, Schedules filed with the Bankruptcy Court on May 7, 2009.
99.6	In re Signature Special Event Services, Inc., Case No. 09-15686, Schedules filed with the Bankruptcy Court on May 7, 2009.
99.7	In re CAPA Manufacturing Corp., Case No. 09-15758, Schedules filed with the Bankruptcy Court on May 7, 2009.
99.8	In re Safety Tech International, Inc., Case No. 09-15684, Schedules filed with the Bankruptcy Court on May 7, 2009.
99.9	In re TVI Corporation, Case No. 09-15677, Statement of Financial Affairs filed with the Bankruptcy Court on May 7, 2009.
99.10	In re Signature Special Event Services, Inc., Case No. 09-15686, Statement of Financial Affairs filed with the Bankruptcy Court on May 7, 2009.
99.11	In re CAPA Manufacturing Corp., Case No. 09-15758, Statement of Financial Affairs filed with the Bankruptcy Court on May 7, 2009.
99.12	In re Safety Tech International, Inc., Case No. 09-15684, Statement of Financial Affairs filed with the Bankruptcy Court on May 7, 2009.

99.13

In re TVI Corporation, Case No. 09-15677, Global Notes and Statements of Limitations, Methods and Disclaimer Regarding the Debtors’ Schedules and Statements as filed with the Bankruptcy Court on May 7, 2009

99.14

In re Signature Special Event Services, Inc., Case No. 09-15686, Global Notes and Statements of Limitations, Methods and Disclaimer Regarding the Debtors’ Schedules and Statements as filed with the Bankruptcy Court on May 7, 2009

99.15

In re CAPA Manufacturing Corp., Case No. 09-15758, Global Notes and Statements of Limitations, Methods and Disclaimer Regarding the Debtors’ Schedules and Statements as filed with the Bankruptcy Court on May 7, 2009

99.16

In re Safety Tech International, Inc., Case No. 09-15684, Global Notes and Statements of Limitations, Methods and Disclaimer Regarding the Debtors’ Schedules and Statements as filed with the Bankruptcy Court on May 7, 2009

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve expectations, beliefs, plans, intentions or strategies regarding the future and may be identified by the use of forward-looking words or phrases such as “should,” “will,” “anticipate,” “believe,” “intend,” “expect,” “seek,” “might result,” “continue,” “estimate” and others of similar import.  Such forward-looking statements are based on information available to the Company as of the date hereof, are not guarantees of future performance, as actual results could differ materially from our current expectations, and are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, risks associated with (i) our existing defaults under our existing lending agreements; (ii) a potential deterioration of our business due to our restructuring efforts; (iii) reduced demand for our products or other factors; (iv) our inability to satisfy certain terms, conditions and financial covenants of the DIP Credit Agreement for such DIP financing to be made available to us; (v) our ability to operate pursuant to the terms of the DIP Credit Agreement; (vi) the DIP Credit Agreement may not be adequate to fund our working capital needs through its expiration date, and if necessary, additional financing may not be available to us on acceptable terms, or at all, following the DIP Credit Agreement expiration date; (vii) our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company; (viii) the Chapter 11 process may not be completed in a timely manner; (ix) continue to operate in the ordinary course and manage its relationships with its creditors, noteholders, employees, vendors and customers given the Company’s financial condition; (x) the amount of time the Company’s management and officers devote to restructuring, may limit the amount of time they have to run the business and retain a number of its key managers and employees, (xi) potential deterioration of the economic climate in general or with respect to the markets in which we operate; (xii) risks associated with new business investments, acquisitions, competition and seasonality; and (xiii) the other risk factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended September 30, 2008, including, without limitation, those discussed under the caption, “Risk Factors,” which documents are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. These forward-looking statements are made only as of the date of this report, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The lack of any update or revision is not intended to imply continued affirmation of forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI Corporation

May 22, 2009	By:	/s/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President
and Chief Financial Officer